UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
_____________________________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
______________________________________________________________________

Date of Report (Date of earliest event reported): February 13, 2015

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in charter)

DELAWARE	1-11083	04-2695240
(State or other	(Commission	(IRS employer
jurisdiction of	file number)	identification no.)
incorporation)

300 Boston Scientific Way, Marlborough, Massachusetts	01752-1234
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:   (508) 683-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 13, 2015, Boston Scientific Corporation (the “Company”), the Company’s subsidiary, Guidant Corporation (“Guidant”), and Johnson & Johnson entered into a Settlement Agreement (the “Settlement Agreement”) to resolve all claims related to the complaint filed by Johnson & Johnson alleging that Guidant breached certain provisions of the amended merger agreement between Johnson & Johnson and Guidant. For additional information regarding this litigation matter, please see the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 filed with the Securities and Exchange Commission.

Under the terms of the Settlement Agreement, Guidant agreed to pay Johnson & Johnson $300 million within 10 days of the date of the Settlement Agreement and an additional $300 million within 60 days of the date of the Settlement Agreement. The Company agreed that neither it nor its affiliates will commence, or assist any third party in commencing, proceedings of any kind, against Johnson & Johnson or its affiliates for patent infringement or seeking any remedy for patent infringement based on Johnson & Johnson or its affiliates making, having made, using, selling, offering for sale or importing the S.M.A.R.T.®, S.M.A.R.T.® Control®, and S.M.A.R.T.® Flex stent products. Johnson & Johnson has agreed to dismiss its action against Guidant with prejudice.

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 17, 2015, the Company issued a press release announcing that it had entered into the Settlement Agreement, which discloses the expected financial impact of the settlement. A copy of press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
ITEM 8.01.     OTHER EVENTS.

On February 17, 2015, the Company issued a press release announcing that it had entered into the Settlement Agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in Items 2.02 and 8.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.    Description

Exhibit 99.1    Press Release issued by Boston Scientific Corporation dated February 17, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2015	BOSTON SCIENTIFIC CORPORATION

	By:	/s/ Daniel J. Brennan
Daniel J. Brennan
Executive Vice President and Chief Financial Officer